Exhibit 10.16

Under the following agreement, which relates to the Registrant’s Las Naranjas 450 Project, Alimentos Globalia C.A. will own the property on which the project is to be built, and will receive 20% of gross sales of units. Alon-Bell, will act as the promoter and builder and will receive 15% of gross sales, GBS Fund will receive the remaining 65% of gross sales, which will be divided such that we will receive 26% of gross sales and GBS Fund will retain the rest, subject to change in the event of future equity investments.

Entre. PROMOTORA ALON-BELL, C.A., sociedad mercantil domiciliada en la ciudad de Caracas e inscrita par ante el Registro Mercantil Segundo de la Circunscripciôn Judicial del Distrito Capital y Estado Miranda, en fecha 10 de Mayo de 1994, bajo el No. 49, Tomo 35-A SGDO, con numero de Registro de Informacitin Fiscal (RIF) J-30186230-9. debidamente representada en este acto por su Director MIROSLAVA ANTONIA SUAREZ LUIS, venezolana, soltera de este domicilio y titular de la cedula de identidad Nro V-9.998.249, en 10 sucesivo denominada "LA PROMOTORA"; GBS REAL STATE FUND I, LLC, Sociedad de Responsabilidad Limitad, registrada bajo las !eyes del Estado de Florida de los Estados Unidos de America, en fecha 14 de Febrero de 2012, bajo el Nro L12000021866 y domiciliada en 888 Brickell Key Dr., Apt. 1102, Miami, FL 33131, representada en este acto por el senor OSCAR ANTONIO BRITO ROJAS: Venezolano, mayor de edad, soltero, de este domicilio y titular de la cedula de identidad Nro V-13.247.821, en lo sucesivo denominada "EL INVERSIONISTA"; y ALIMENTOS GLOBALIA C.A, sociedad mercantil, domiciliada en la ciudad de Caracas y debidamente inscrita por ante el Registro Mercantil Cuarto de la Circunscripciôn Judicial del Distrito Capital y Estado Miranda, en fecha 6 de Junio de 2005, bajo el Nro 44, Tomo 48-A Cto, con nümero de Registro de Informacian Fiscal (R.I.F) J-31351020-3, representada en este ado par su Director el senor LEOPOLDO JOSE HERNANDEZ MENDEZ, Venezolano, mayor de edad, soltero. de este domicilio y titular de la cedula de identidad Nro V-12.292.334 quien en se denominara "LA PROPIETARIA", todos conjuntamente denominados "LAS PARTES", se ha convenido en celebrar el presente contrato de cuentas en participación que se regirâ por las siguientes cláusulas:

DECLARACIONES PRELIMINARES

1) "LA PROPIETARIA" es la unica y exclusive propietaria de una parcels de terreno y la case quints sabre elle construida denominada "YO NO SE" (actualmente Ilamada Kinderbell), distinguida con el Nro 32, ubicada en la Urbanizacion las Mercedes, sector Los Naranjos, Municipio Baruta del Estado Miranda, cuyas medidas y linderos son los siguientes: NORESTE: en Veintinueve metros con treinta y nueve centimetros (29.39 mts) con la parcels Nro 31 de la Urbanizacion NOROESTE: en Veinte metros (20 nits) con Calle Arturo Michelena; SURESTE: En Veinte metros (20 mts) con canal de Baruta; y SUROESTE: En Veintiocho metros con cuarenta y ocho centimetros (28,48 mts) con la parcels Nro 33 de la Urbanizacion. El inmueble descrito tiene una superficie de Quinientos setenta y ocho metros con setenta decimetres cuadrados (578,70 M2) identificado con el codigo catastral Nro 15 3 1 12A 1170 1 10 0 0 1, y le pertenece segun se evidencia en document° debidamente protocolizado par ante el Registro Publico del Segundo Circuito del Municipio Baruta Estado Miranda en fecha 2 de Abril de 2013, baja el Nro 2013.204, Asiento Registral 1 del Inmueble Matriculado con el Nro 242,13.16.2.3360 y correspondiente al Libro de Folio Real del Ana 2013. cuyos linderos, medidas y demas determinaciones se dan aqui par reproducidos, en lo sucesivo y a los efectos del presente contrato se denomina "LA PARCELA".

2)    "LA PROMOTORA' es una empress especializada en el area de la construcción, diseño, ejecución, promocion y yenta de proyectos civiles y urbanisticos en general. Asimismo posee la experticia necesaria pars *cuter con sus propios medics, elementos y personal, los trabajos necesarios pars Ilevar a cabo EDIFICIO" que sera desarrollado en "LA PARCELA", todo de conformidad con "EL PROYECTO" que mas adelante se describe en el presente contrato.

3)    "LA INVERSIONISTA" es una empress internacional con trayectoria en la rams de bienes raices, la cual después de haber estudiado las proyecciones y factibilidad de "EL PROYECTO", ha manifestado interés en participar en el rnismo en calidad de Inversionista.

4) En virtud de las declaraciones que anteceden "LAS PARTES" involucradas en el presente contrato han acordado obligarse mediante el esquema SOCIEDAD DE CUENTAS EN PARTICPACION contemplado en el Articulo 359 del Côdigo de Comercio Venezolano, el cual se regira por las siguientes clausulas:

CLAUSULA PRIMERA: DEFINICIONES: Para todos los efectos de este contrato los terminos que a continuación se definers tendrán el significado qua se les atribuye en este clausula, Bien sea que se utilicen en singular o en plural, masculine o femenino, a menos que se indique expresamente lo contratario.

A) "EL EDIFICIO", está conformado par el desarrollo inmobiliario que se ejecutara en "LA PARCELA", y el cual está constituido por un Edificio pars viviendas identificado como LaTour 320. El edificio contará con un (1) soltano con dieciocho (18) puestos de estacionamiento y nueve (9) maleteros, una (1) plants baja, tres (3) pisos y nueve (9) apartamentos identificados asi: Piso PB: Apto PB, con una superficie aproximada de ciento cincuenta y un metros con cuatro decimetros cuadrados (151,4 M2): Piso 1: Apto 1-A, con una superficie aproximada de ochenta y un metros con seis decimetros cuadrados (81,6 M2), Apto 1-B, con una superficie aproximada de ochenta y cuatro metros con seis decimetres cuadrados (84,6 M2): Piso 2: Apto 2-A, con una superficie aproximada de ochenta y tres metros con veintisiete decimetros cuadrados (83,27 M2), Apto 2-B, con una superficie aproximada de ochenta y un metros con sesenta y un decirnetros cuadrados (61,61 M2), Apto 2-C, con una superficie aproximada de sesenta y seis metros con cincuenta y seis decimetros cuadrados (66,56 M2); Piso 3: Apto PH-A, con una superficie aproximada de ciento cincuenta y cinco metros con dos decimetros cuadrados (155,2 RV), Apto PH-B, con una superficie aproximada de doscientos catorce metros con treinta y un decimetros cuadrados (214,31 M2) y Apto PH-C, con una superficie aproximada de ciento veintiOn metros con cuarenta y nueve decimetros cuadrados (121, 49 M2) todo de acuerdo a los pianos: especificaciones tecnicas y cronograma de costos que seren debidamente revisados, aprobados y firmados par las partes.

B)        "EL PROYECTO" este conformed° par el conjunto de pianos arquitectonicos y de ingenieria, rnemoria descriptive, estudio economic°, presupuesto de obras. cronograma de ejecuciOn, computos metricos y demas documentos relacionados, los cuales debidamente suscrito y firmado por "LAS PARTES" forma parte integrante de este documento.

C)        "CREDITO I-IIPOTECARIO" Este constituido por el prestarno a inter& otorgado par BANCO ACTIVO, C.A. BANCO UNIVERSAL, a "LA PROPIETAR1A" tai coma se evidencia en documento protocolizada par ante el Registro PUblico del Segundo Circuito del Municipio Baruta Estado Miranda en fecha 2 de Abril de 2013, bajo el Nro 2013.204, Asiento Registral 1 del Inmueble Matnculado con el Nro 242.13.16.2.3360, garantizado con HIPOTECA DE PRIMER GRADO sabre "LA PARCELA", el cual es de pleno conocimiento entre "LAS PARTES" quienes asi lo aceptan: Asi mismo "LAS PARTES" declaran y aceptan que dicho Prestamo a interes este siendo canceled° en su totalidad por "LA PROMOTORA".

D)      "YENTAS NETAS" Estan representadas par los ingresos de la empresa, derivadas de los contratos de opcion de compra-venta y/0 contratos de reserve. asi coma de los documento definitivos de compra-venta suscritos con los compradores, pare la adquisician de [as unidedes de vivienda objeto de "EL PROYECTO", de acuerdo con el cronograma de pago que se pacte en dichos contratos, una vez realizados los descuentos, deducciones, pagos a que hubiere lugar.

E) "VENTAS BRUTAS" Estan representadas por los ingresos de la empresa, derivadas de los contratos de opción de compra-venta y/o contratos de reserva, asi como de los documento definitivos de compra-venta suscritos con los compradores, para la adquisicion de las unidades de vivienda objeto de "EL PROYECTO", de acuerdo con el cronograma de pago que se pacte en dichos contratos, sin realizar descuentos, deducciones o pago alguno.

CLAUSULA SEGUNDA. OBJETO:

De conformidad con lo establecido en el articulo 359 del Codigo de comercio venezolano, las partes convienen expresamente mediante el presente documento, en asociarse bajo la figura de CUENTAS EN PARTICIPACION, con la finalidad de diseñar, proyectar, construir, promover y vender las unidades de viviendas que conforman "EL EDIFICIO" objeto de "EL PROYECTO" a ser desarrollado en "LA PARCELA" y de esta forma lograr obtener un beneficio economico mutuo„ todo lo cual sera posible mediante el otorgamiento de sus respectivos aportes.

CLAUSULA TERCERA. APORTES DE LA PROMOTORA: Los aportes que "LA PROMOTORA" se compromete y obliga a realizar a la presente asociacion de cuentas en participacion, son los siguientes: a) El principal aporte esta representado por el diseño y ejecución de la totalidad de las obras civiles qua conforman "EL

PROYECTO", el cual sera Ilevado a cabo por "LA PROMOTORA" bajo su propia cuenta y riesgo, con los elementos, maquinaria y personal que contrate para tal fin, asumiendo de manera exclusiva las responsabilidades civiles, tributarias, laborales y penales clue pudieran generarse. b) En segundo termino, "LA PROMOTORA", aportará a la presente asociacion de cuentas en participación, recursos financieros (DINERO) necesarios pare la correcta construccion y ejecucion de "EL EDIFICIO" objeto de "EL PROYECTO". En tal sentido, las partes acuerdan expresamente que los aportes en dinero otorgado por parte de "LA PROMOTORA" podrán deriver de tres fuentes distintas: (1) fondos propios de "LA PROMOTORA"; (2) fondos derivados de la pre-venta de las unidades de vivienda de "EL EDlFlCIO"; y (3) creditos bancarios gestionados y garantizados por "LA PROMOTORA", y/o "LA PROPIETARIA", el otorgamiento a favor de la institucion bancaria financista de una garantia hipotecaria de segundo grado sabre "LA PARCELA", c) Otro aporte de "LA PROMOTORA" a la presente asociacion lo constituye la experticia profesional o (Know how) requerida para definir, planificar y (llevar a cabo "EL OBJETO" del presente contrato de cuentas en participación. Este tipo de aporte intelectual implica gerencia, planificación, seguimiento, experticia y control de la obra, seguimiento y control de la tramitacion de todos los permisos requeridos a tal fin; presupuestos, licitaciones y seguimiento de todas las contrataciones ante terceros; planificación y seguimiento de todo el marco legal; definicion de la estrategia de mercadeo y yentas; ademas de todo lo que implique reuniones con las distintas autoridades Nacionales, Estadaies y Municipales, asi como tambien con las asociaciones de vecinos.

CLAUSULA CUARTA. APORTE DE "EL lNVERSlONISTA": El aporte que "EL INVERSlONISTA", se compromete a realizar a la presente asociaciOn de cuentas en participación este representado unica y exclusivemente par recursos financieros (DINERO) provenientes de sus fondos propios, que pasteriormente se utilizaran para la perfecta ejecucion de "EL PROYECTO" tal y coma ha quedado establecido

CLAUSULA QUANTA. APORTE DE LA PROPIETARIA: Los aportes que "LA PROPIETARlA" se compromete y oblige a realizar a la presente asociacion de cuentas en participación, son los siguientes: a) El principal aporte está representado par "LA PARC ELA" sabre la cual se ejecutara "EL PROYECTO"; dicho aporte es realizado en este mismo acto por "LA PROPIETARlA".

CLAUSULA SEXTA. DE LAS OBLIGAClONES DE LAS PARTES; PARAGRAFO PRIMERO: Son Obligaciones de "LA PROPIETARIA" las siguientes:

A) Con respecto a "LA PARCELA":

1.     No podra enajenarla, gravarla o de forma alguna afectar la propiedad durante la vigencia de este contrato, salvo que las partes asi lo acuerden, con excepcion "CREDITO HIPOTECARIO" antes definido.

2.     Dar la parcels en garantia hipotecaria de segundo grade, de ser necesario o requerido par "LA PROMOTORA" a una instituciôn financiera, en el expreso entendido que nlnguno de los accionistas o dlrectores de "LA PROPlETARlA" podràn otorgar fianza personal para tales fines.

3.     Permitir a "LA PROMOTORA" y a las personas contratadas par esta, el libre acceso a "LA PARCELA" para ejecutar los trabajos que sean necesarios en el corrects desenvolvimiento de la obra y en consecuencia lograr el cumplimiento de "EL OBJETO". De esta manera, y con el objeto de promover "LAS YENTAS" se autoriza a "LA PROMOTORA", bajo su exclusiva cuenta y riesgo, de ser necesario a la instalaciôn de una valla publicitaria en "LA PARCELA" al momenta en que se de inicio al proyecto

4.     Pager los impuestos nacionales, estadales o municipales a que hubiere lugar.

5.     Responder par el saneamiento de ley.

6.     informal- per escrito a "LA PROMOTORA" de cualquier medida judicial, administrativa a de cualquier indole y/o naturaleza que afecte o pueda afectar a la "LA PARCELA", dentro de los Cinco (5) dies habiles siguientes de hater side notificada de Is rnedida.

B) Con respecto a EL PROYECTO:

1, Participar en el estudio, planificacion, coordination y aprobacion de "EL PROYECTO".

2. Realizar sus mejores esfuerzos con "LA PROMOTORA" en las gestiones y tramites de permisos que fueren necesarias, per ante las autoridades municipals o par ante cualquier otra autoridad con injerencia directa o indirecta en la ejecucion del proyecto para llevar a efecto "EL OBJETO" del Contrato de Asociacion. En tal sentido "LA

PROPIETARlA" autoriza en este acto a "LA PROMOTORA" para tramitar toda la perisologia necesaria pare la culminacion de "EL PROYECTO" ante las autoridades competentes,

3. Cumplir con las obligaciones que le impongan las resoluciones y Ordenanzas Municipales emanadas de las autoridades y organismos competentes, en cuanto a la asignacion de espacios para uso public°, si fuere el caso.

C) Con respecto a "EL EDIFICIO":

1. Realizar sus mejores esfuerzos junto con "LA PROMOTORA" en las gestiones que deban hacerse par ante las autoridades competentes para la entrega de las unidades de viviendas vendibles.

2.     Colaborer con "LA PROMOTORA" en el levantamiento de toda Ia informacion necesaria para Ia elaboracion y protocolizacion del debido documento de condominio par ante el Registro Publico Segundo del Municipio Baruta del Estado Miranda.

3.     Suscribir el documento de condominio conjuntamente con "LA PROMOTORA" siempre y cuando se haya dada cabal cumplimiento a las especificaciones de "EL PROYECTO" y a la normative vigente. A tal efecto "LA PROPlETARlA" autorizará mediante documento poder a las personas que suscnibirán el debido documento de condominio par ante el Registro Publico Segundo del Municipio Baruta del Estado Miranda y previo acuerdo entre las partes.

4.     Suscribir de forma conjunta con "LA PROMOTORA" tanto las Pre-Ventas, opciones de compra y yentas definitivas de las unidades de viviendas que conformen "EL EDIFlCIO" y par ende "EL PROYECTO". A tal efecto "LA PROPIETARIA" autorizara mediante documento poder a las personas que suscribiran los documento de pre venta, opcion de compra y documento definitive de yenta par ante el Registro Publico Segundo del Municipio Baruta del Estado Miranda.

PARAGRAFO SEGUNDO: Son Obligaciones de "EL INVERSlONISTA" las siguientes:

A) Con respect° a EL PROYECTO;

1. Contribuir con las cantidades de dinero necesarias requeridas por

"LA PROMOTORA" para la correcta ejecucion de "EL PROYECTO" hasta su termino, esto es: la yenta definitiva de todas las unidades de vivienda que conforman "EL EDIFICIO".

PARAGRAFO TERCERO: Son Obligaciones de "LA PROMOTORA" las siguientes:

A) Con respecto a "LA PARCELA":

1.     Mantener vigilancia permanents e intormar a "LA PROPIETARIA" de cualquier intento o realización de algun acto de invasion o cualquier circunstancia que afecte directa o indirectamente a "LA PARCELA" quedando entendido que serán las autoridades competentes las facultadas pare practicer las medidas correspondientes.

2.     Respetar la normativa o notificacion hecha por la Asociación de Vecinos con respecto al horario de trabajo en "LA PARCELA", tráfico de maquinarias y personal dentro de la Urbanizacion.

B) Con respecto al "EL PROYECTO"

1.     Llevar un registro detallado de las cantidades de dinero aportadas por las "LAS PARTES', indicando fecha e instrumento legal, asi como el destino de las mismas, las cuales saran de conocimiento publico entre ellas,

2.     Elaborar y entregar a "LA PROPIETARIA" y "EL lNVERSIONISTA" en un lapso no mayor de doscientos cincuenta (250) Bias continuos a partir de la firma del presente document°, "EL PROYECTO" definitive del conjunto residential, debidamente aprobado por ante las organismos competentes, asi coma el cronograma de ejecucion, cómputos metricos y presupuesto actualizado Dicho lapso podia ser prorrogado automaticamente por un period° adicional de sesenta (60) dies, a menos, que "LA PROPIETARIA" y EL "INVERSIONISTA'" notifique par escrito a "LA PROMOTORA", previo al vencimiento de cualesquiera de los lapsos, su deseo de no prorrogarlo, en cuyo caso no operara dicha prorroga

3.       Ejecutar a todo costo, por su exclusiva cuenta, rlesgo y con los elementos y personal a su cargo, el movimiento de tierra y obras civiles, pars el desarrollo de las obras de "EL EDIFICIO" de acuerdo a las especcaciones de "EL PROYECTO" aprobado por las partes y par [as autoridades competentes.

4.       Proteger y mantener libre a "LA PROPlETARlA" y "EL lNVERSlONISTA" con respecto a cualquier acción en su contra, deuda, reclamo, demandas, litigios, acciones, recuperaciones, o fallas par perdidas o danos a la propledad de cualquiera persona o por danos fisicos o muerte de cualquiera de sus trabajadores, costa de litigios, honorarios de abogados y otros gastos incurridos par tales conceptos, a que surjan de a tengan relaciôn con sus obligaclones ya que como ha quedado establecido todos estos conceptos seran cubiertos par "LA PROMOTORA".

5.       Informer periódicamente y por escrito a "LA PROPIETARlA" y "EL INVERSIONISTA" de los adelantos del Proyecto, de La Obra y de las Ventas, antes si ocurriere algun evento o circunstancia que en su criteria amerite comunicarse con anterioridad. A tal efecto "LA PROMOTORA" se obliga a permitir la libre entrada en la obra y dar la mas amplia informacion a la representación designada par parte de "LA PROPIETARIA" y "EL lNVERSlONISTA", con el objeto de hacerle seguimiento al proceso de ejecución de "EL PROYECTO", y a la yenta de las unidades de viviendas.

6.       Ejecutar y terminar "EL PROYECTO" cumpliendo a cabalidad con los tiempos establecidos en el cronograma aceptado por "LAS PARTES"

7. Tamar las precauciones necesarias para evitar molestias o daños a terceras personas o bienes con motivo de los trabajos a realizar, a tal efecto, esta contratara una póliza de seguro a todo riesgo.

S. Otorgar las garantias y fianzas personales que le sewn exigidas por la institucion financiera, en caso de obtener financiarniento para la ejecucion de las obras,

9.          Cumplir con todas las obligaciones de pago que asuma, y muy especialmente con las derivadas del "CREDITO HlPOTECARlO" tales como pago de capital e intereses, liberacion de garantias, costos y gastos judiciales a extrajudiciales par motivo de la ejecucion de la garantia, exonerando expresamente a "LA PROPlETARlA" y "EL INVERSIONISTA" de cualquier tipo de responsabilidad por el incumplimiento de cualesquiera de estas obligaciones.

10.    Cumplir y haoer cumplir las leyes, ordenanzas, normativas, contratos colectivos y demas regulaciones generales y particulares aplicables a la actividad de Is construed& y especificamente a "EL PROYECTO".

C) Con respecto a "EL EDIFIClO":

1.       Realizar todas las gestiones necesarias pars obtener el respectivo permiso de habitabilidad por ante la Alcaldia del Municipio Baruta del Estado Miranda_

2.       Protocolizar el documento de condominio par ante el Registro Inmobiliario Segundo del Municipio Baruta del Estado Miranda

3.       Efectuar la vents de las unidades de viviendas de la manera mas diligente, maximizando is rentabilidad del negocio en beneficio de "LAS PARTES", tomando coma referenda los valores de mercado.

4.       Asumir los compromisos de pago de publicidad de vents (vallas, material impreso, publicaciones, material P.O.P.), asi coma el pago de Las tasas e impuestos pars tales permisos.

CLAUSULA SEPTUM. PORCENTAJE DE PARTICIPACION. "LAS VENTAS NETAS" tal y coma estan definidas en la Clausula Primera serán distribuidas de la siguiente manera: el veinte por ciento (20%) de "LAS VENTAS NETAS" le correspondera a "LA PROPIETARIA" como contraprestacion por el aporte de "LA PARCELA" a la presente asociacion de Cuentas en Participacion; el sesenta y cinco por ciento (65%) de "LAS VENTAS NETAS" le corresponderan a "EL INVERSIONISTA" coma contraprestacion al aporte realizado a la presente asociacion de Cuentas en Participacion y el quince par ciento (15%) restante de "LAS VENTAS NETAS" le corresponderá a "LA PROMOTORA", en este sentido las partes se reunirán una (1) vez al mes pare realizar un carte de cuentas a los fines de que "LA PROMOTORA" le cancele a "LA PROPIETARIA" y "AL INVERSIONISTA" los porcentajes previamente acordados; ello se hare a paitir del momenta en que formalmente se de inicio a las obras de construccion de "EL PROYECTO" y se Mayan suscrito un numero igual o superior a dos (2) pre-ventas opciones de compra a documentos definitivos de yenta del total de las unidades vendibles. Las partes igualmente acuerdan, que en caso de que par cualquier causes "LA PROPIETARIA" y "LA PROMOTORA" no puedan reunirse un determinado mes tal coma lo ordena la presente clausula, "LA PROMOTORA" queda suficientemente autorizada pars depositar los porcentajes acordados del manta de "LAS VENTAS NETAS", en la cuenta corriente o de ahorro que a tal efecto deberán informer "LA PROPlETARlA" y "EL INVERSIONISTA" mediante cornunicacion escrita, quedando a salvo el derecho de las partes a reviser y ajustar los pagos en caso necesario.

CLAUSULA OCTAVA. PRESUPUESTO, CRONOGRAMA DE EJECUCION Y COMPUTOS METRlCOS: A los unicos efectos referenciales, las partes anexan al presente documento un cuadro estimado de yentas y un cronograma de ejecucion, computos metricos y presupuesto de "EL PROYECTO", los cuales podrán sufrir variaciones en el transcurso de la ejecucion de la obra, no obstante, y en atención a lo establecido la Clausula Sexta, Paragrafo Tercera, del Presente cantata, "LA PROMOTORA" se oblige a entregar en un lapso no mayor de doscientos cincuenta (250) dias continuos a partir de la firma del presente document°, "EL PROYECTO" del conjunto debidamente aprobado por los organismos competentes, asi como las memorial descriptivas, el presupuesto, computos metricos y el cronograma de ejecucion de obras. Dicho lapso podra ser prorrogado automáticamente por un lapso adicional de sesenta (60) digs, a menos, qua "LA PROPIETARIA" y "EL INVERSlONISTA" notifiquen a "LA PROMOTORA", previo al vencimiento de cualesquiera de los lapsos, su deseo de no prorrogarlo, en cuyo caso no operara dicha prórroga.

CLAUSULA NOVENA. ELABORACION DEL PROYECTO: Es acuerdo expreso entre las partes, que la obtención de la permisologia, asi come la elaboracion del ante-proyecto y de "EL PROYECTO" estará a cargo y por la unica cuenta y riesgo de "LA PROMOTORA". Ahora bien, la tome de decisiones asi como cualquier acto de direccion relacionado con la ejecucion de la obra, sera efectuado por "LA PROMOTORA", acogiendose estrictamente a las especificaciones de "EL PROYECTO" previamente aprobado por las partes, en tal sentido. corresponderá a ella, todas las decisiones relatives a la contratacion y pagos a terceros, en el enteridido que dichas decisiones se tomarán en beneficio del interes mutuo que une a las partes.

CLAUSULA DECIMA. DE LA MODIFICACION DE EL PROYECTO: Es acuerdo expreso entre las partes que aa cantidad de unidades de vivienda y caracteristicas de "EL PROYECTO" podra sufrir modificaciones per causes justificadas, siempre y cuando que estas sean acordadas per las partes previamente y per escrito, en tal sentido "LA PROMOTORA" notificara a "LA PROPlETARIA" y "EL INVERSIONISTA" de los cambios a realizar y las razones que lo justifiquen. A efectos de dar cumplimiento a la presenta clausula "LA PROPIETARIA" y "EL INVERSIONISTA" se obligati a dar respuesta a "LA PROMOTORA" en un lapso no mayor a quince (15) dias hábiles, de lo contrario se entenderá que hubo aprobacion tacita.

CLAUSULA DEClMA PRlMERA. lNlCIO DE LA OBRA: Las partes de mutuo acuerdo convienen que la ejecucibn de "EL PROYECTO" iniciara dentro de los 3 dias siguientes a la firma del presente documento.

CLAUSULA DECIMA SEGUNDA. DE LA PRE-VENTA V YENTA DE LAS UNlDADES DE VIVIENDAS QUE CONFORMAN EL EDIFlCIO: A Ia firma del presente documento "LA PROPIETARIA" hace entrega formal a "LA PROMOTORA" de carta poder, con expresa autorizacion para que la persona que esta designe pueda suscribir los respectivos contratos de pre-vents y venta de las unidades de vivienda junto con "LA PROMOTORA". Las partes acuerdan que toda comunicacion referente a elaboracion y modificación de "EL PROYECTO", observaciones sobre la ejecucion de las obras de "EL EDIFIClO", condiciones de yenta de las unidades de vivienda, y cualquier otra relacionada con el cumplimiento del presente contrato, se hare por escrito, con acuse de recibo por la parte notificada y debera ser respondida per la otra parte en un laps° no mayor de quince (15) dias habiles, de lo contrario se entenderá que hubo una aprobacion tacita

CLAUSULA DEClMA TERCERA. CUOTAS Y DOCUMENTO DE CONDOMINIO "LAS PARTES" se obligan expresarnente a cancelarle a "EL EDlFlCIO", las cuotas de condominio correspondientes, en la misma proporcion en Ia que participan en la presente asociacion, igualmente se establece que una vez concluida is obra a satisfaction de "LAS PARTES" y obtenido el permiso de habitabilidad emanado de la autoridad competente, "LA PROPIETARIA" o su apoderado debidamente constituido, se obliga a suscribir conjuntamente con LA "PROMOTORA" ante la el Registro Publico del Segundo Circuito del Municipio Baruta del Estado Miranda, el respectivo documento de condominio. Queda expresamente entendido que el pago de honorarios por concepto de la elaboracion del documento de condominio estará a cargo de "LA PROMOTORA".

CLAUSULA DEClMA CUARTA. TElRMINACION DEL CONTRATO. Son causas de terminacion del presente contrato las siguientes:

1. El incumplimiento de "LA PROMOTORA", en la entrega de "EL PROYECTO" debidamente aprobado por los organismos competentes en un lapse no mayor de Doscientos cincuenta (250) dias continuos a park de la firma del presente document°, o de la prorroga automática de sesenta (60) dias continuos adicionales.

2.- La falta del pago oportuno a "LA PROPIETARIA" y "EL INVERSlONISTA", de las utilidades correspondientes a su participación tal como ha quedado establecido en la Clausula Septima del presente documento.

3. El incumplimiento con hos plazos de ejecucion de "EL PROYECTO" previamente acordado y firmado por "LAS PARTES"

4.          El incumplimiento en la terminacion total de Las obras de "EL PROYECTO" y la consiguiente obtencion del permiso de habitabilidad, de acuerdo al cronograma de obra acordado.

5.          El incumplimiento de cualesquiera otras estipulaciones establecidas en el presente contrato.

6.          PARAGRAFO PRIMERO: El incumplimiento de las clausulas contenidas en este contrato per causes imputables a cualquiera de las partes, dará derecho a la otra a exigir la inmediata terminacion del mismo, quedando obligada ls parte que incumpla a indemnizar a la otra par las cantidades quo a que hubiere lugar, por concepto de Los danos y perjuicios causados.

CLAUSULA DECIMA QUlNTA. EXONERACION DE RESPONSABILIDAD LABORAL: 'LA PROMOTORA" declare y reconoce que es el Unice patron° de los empleados y de los obreros que utilicen pars cumplir con las obligaciones asumidas en virtud de este contrato, siendo en consecuencia los unicos y exclusivos responsables de las obligaciones que le impone la legislacion venezolana que regula directs o indirectamente las relaciones y obligaciones entre el patrono y sus empleados y obreros y demas disposiciones legates o contractuales relacionadas con el personal que utilise en el cumplimiento de este contrato (la cual en lo sucesivo y pars los efectos de este contrato se denominara conjuntamente la Legislacion Laboral). La contratacion de los empleados y de los obreros que necesitaren para la ejecucion de este contrato la hark en su propio nombre y por su exclusive cuenta y responsabilidad A todos los efectos y consecuencias legales, tanto durante la vigencia de este contrato como después de su terminacion, se entendera que la parte contratante siempre ha lido y sera el unico y exclusivo patrono de los trabajadores que utilise con relacion a este contrato.

CLAUSULA DECIMA SEXTA. CONTRATO lNTUlTU PERSONAE:

El presente contrato se considera celebrado intuitu-personae, por 10 que ninguna de las partes podia ceder sus derechos ni delegar sus obligaciones bajo el presente contrato, sin haber obtenido previamente y en cada caso la autorizeción per escrito de is otra parte

CLAUSULA DECIMA SEPTIMA; lMPUESTOS:

Cada una de "LAS PARTES" sera responsable de la declaración y pago de sus impuestos y del cumplimiento de todas las obligaciones tributaries que le impongan las normas aplicables.

CLAUSULA DECIMA OCTAVA. EXONERACION DE RESPONSABILIDAD: Sin perjuicio de las obligaciones derivadas del presente documento, "LA PROMOTORA" declare que eximen de responsabilidad civil y penal a la

"LA PROPIETARIA" y a "EL INVERSIONISTA" por cualquier obligación derivada de la ejecucion y construcción de "EL PROYECTO", ye que la participacion de "LA PROPIETARIA" y "EL INVERSlONISTA" en [a presente asociacion de cuentas en participación se limita unica y exclusivamente al aporte de "LA PARCELA" y recursos necesarios (DINERO) pare la construcción y yenta del mismo asi coma la aprobacion conjunta de "EL PROYECTO".

CLAUSULA DECIMA NOVENA. GASTOS: Todos los gastos que se ocasionen con motivo de la redaccion y suscripcion del presente contrato, seran por cuenta exclusiva de "LA PROMOTORA".

CLAUSULA VlGESIMA. CONCILlACION: "LAS PARTES" harán sus mejores esfuerzos a fin de resolver amistosamente cualquier disputa, reclamo, controversia, desacuerdo y/o diferencia relacionada en cualquier forma con la legalidad, inlerpretacion, ejecucion, cunplimiento, terminacion, resolucion, rescision y validez de este contrato. A tales efectos, en caso de surgir cualquier discrepancia, reclamo, controversia, desacuerdo y/o diferencia relacionada derivada o canexa a este contrato o relacionada en cualquier forma con la legalidad, interpretation, ejecucion, cumplimiento, termination: resolucion, rescision y validez del mismo, las partes designaran representantes autorizados que traten de resolver dichas discrepancies; disputes o controversies en forma amistosa. En casa de que tales personas no puedan Ilegar a una solucion amistosa a la disputa en un lapso de cuarenta y cinco (45) dies continuos, contados a partir de la notificacion due cualquiera de ellas haga a la otra con relacion al inconveniente surgido, "LAS PARTES" acuerdan someter tal diferencia a sus representantes de mas alto nivel, quienes deberan Ilegar a un acuerdo at respect°, en un lapso maxima de quince (15) dial continuos contados a partir de la fecha de la notification que cualesquiera de ellas haga al respect°.

CLAUSULA VIGESIMA PRIM ERA: ARBITRAJE: Cualquier disputa, reclamo, controversia, desacuerdo y/o diferencia relacionada, derivada a canexa con este contrato o relacionada en cualquier forma con legalidad, interpretation, ejecucion, cunplimiento, terminacion, resolucion, resdsion, y validez del mismo, que no pueda ser resuelta amistosamente mediante el procedimiento de conciliacion establecido en la clausula anterior en un lapso total de cuarenta y cinco (45) dias continuos, contados a partir de la fecha la respectiva notificacion mediante la mai se de wilco al procedimiento de conciliacion, deberá ser resuelta mediante un procedimiento arbitral que se regira por las disposiciones establecidas en [a Ley de Arbitraje Commercial. publicada en Gaceta Oficial N° 36,430, de fecha 7 de abril de 1998. El arbitraje que se Ilevara a cabo sera un arbitraje independiente. El tribunal estara integrado par cuatro (4) arbitros de derecho, en el entendido de que cada una de las partes nombrara (1) arbitro y el tercer (3o) arbitro, sera nombrado par los arbitros designados por "LAS PARTES", siendo este Ultimo el Presidente del tribunal arbitral. En caso de haber desacuerdo o renuncia de alguna de "LAS PARTES" en cuanto a la designacion del arbitro cualquiera de eIlas podra acudir al Juez cornpetente de Primera Instancia en las materias objeto de [a controversia, con el fin de que este designe al arbitro faltante. Las honorarios profesionales de los arbitros de derecho seran sufragados par "LAS PARTES" de la siguiente manera: cada una pagará los honorarios correspondientes al arbitro que designe y los del cuarto (4°) arbitro seran sufragados par "LAS PARTES" en igual proporcion. Los arbitros que designen "LAS PARTES": deberan ser personas de reconocida solvencia moral y con amplios conocimientos en las materias objeto de la controversia. Los arbitros tendran el caracter de arbitros de derecho y deberán dictar su laudo arbitral en el plaza improrrogable de seis (6) meses contados a partir de la constitucion del tribunal arbitral, el cual tendra su cede en la Ciudad de Caracas. Los arbitros y "LAS PARTES" observaran las reglas de procedimiento establecidas en la Ley de Arbitraje Commercial antes citada y, supletoriarnente, las del Codigo de Procedimiento Civil de Venezuela, en cuanto sea aplicable. En materia de inhibición recusacion de arbitros, face probatoria y presentacion de documentos y/o escritos, ejecucion del laudo arbitral y castes, "LAS PARTES" tambien convienen expresamente en someterse a las reglas establecidas en la senalada Ley.

CLAUSULA VIGESIMA SEGUNDA. DlRECClONES Y NOTIFlCACIONES: Cualquier notificacion a entrega de documentos que tengan qua hacerse las partes entre si para los fines previstos en este documento o en relacion con éste, debe ser emitida par escrito y entregada con el correspondiente acuse de recibo o evidencia de entrega en las siguientes direcciones:

LA PROMOTORA: MlROSLAVA ANTONlA SUAREZ LUlS

EL INVERSIONlSTA: OSCAR ANTONIO BRITO ROJAS

LA PROPIETARIA LEOPOLDO JOSE HERNANDEZ MENDEZ

CLAUSULA VlGESlMA TERCERA: DOMICILE Para todos los efectos de este contrato, "LAS PARTES" eligen coma domicilio especial y excluyente la ciudad de Caracas.

Se haven Tres (3) ejemplares de un mismo tenor y a un solo efecto, en la ciudad de Caracas a la fecha de su autenticacion.

/s/ MlROSLAVA ANTONlA SUAREZ LUlS

/s/ OSCAR ANTONIO BRITO ROJAS

/s/ LEOPOLDO JOSE HERNANDEZ MENDEZ